Exhibit 99

Contact: Charity Frantz
October 22, 2026	570-724-0225
charityf@cnbankpa.com

C&N ANNOUNCES RECORD QUARTERLY EARNINGS AND DECLARES INCREASE IN DIVIDEND

For Immediate Release:

Wellsboro, PA – Citizens & Northern Corporation (“C&N”) (NASDAQ: CZNC) announced its most recent dividend declaration and its unaudited, consolidated financial results for the three-month and nine-month periods ended September 30, 2026. C&N’s principal activity is community banking, and its largest subsidiary is Citizens & Northern Bank (the “Bank”).

Brad Scovill, C&N’s President and CEO noted, “I am pleased with our record third quarter 2026 unaudited net income of $16.3 million or $0.92 per share. We experienced net interest income growth, 6 basis points of net interest margin expansion, our efficiency ratio for the quarter dropped to 56.11% and net charge-offs were low at 0.07% of average loans receivable. Results for the quarter included a benefit from a credit for credit losses that was caused mainly by changes in qualitative factors; having said that, we also experienced a reduction in nonperforming loans as we continue to make positive progress on loan workout situations. Pre-tax, pre-provision net revenue, which excludes the impact of the credit for credit losses, increased $1.6 million quarter-over-quarter. Although total loans receivable dropped for the second consecutive quarter due to pay-offs of a few larger loans, our origination levels have been reasonably strong and we remain optimistic about prospects for loan growth going forward. In light of our Board’s confidence in C&N’s prospects for continued strong earnings performance, we are pleased to announce a $0.02 per share increase in our regular quarterly cash dividend, raising the payout to $0.30 per share. This dividend increase reflects our ongoing commitment to creating value for our shareholders.”

Dividend Declared

On October 22, 2026, C&N’s Board of Directors declared a regular quarterly cash dividend of $0.30 per share payable November 13, 2026, to shareholders of record as of November 2, 2026. The amount is increased by $0.02 from the previous dividend that was declared in July 2026 and paid in August 2026.

Highlights:

●	Net income was $16,285,000, or $0.92 per diluted share for the third quarter 2026 as compared to $14,057,000, or $0.79 per diluted share for the second quarter 2026 and $6,551,000, or $0.42 per diluted share in the third quarter 2025. Net income for the nine months ended September 30, 2026 was $30,615,000, or $1.72 diluted earnings per share, up from $18,961,000, or $1.22 diluted earnings per share for the first nine months of 2025.
●	Pre-tax, pre-provision net revenue (“PPNR”), a non-GAAP financial measure, was $17,464,000 for the third quarter 2026 as compared to $15,815,000 for the second quarter 2026 and $11,278,000 for the third quarter of 2025. PPNR was $47,421,000 for the nine months ended September 30 2026 as compared to $29,702,000 for the nine months ended September 30, 2025. PPNR measures the strength of C&N’s core earnings from recurring operations independent of credit volatility. The higher PPNR results in the two most recent quarters included the net impact of growth in net interest income, noninterest income and noninterest expense resulting from C&N’s acquisition of Susquehanna Community Financial, Inc. (“Susquehanna”) on October 1, 2025. PPNR includes net interest income and noninterest income, net of noninterest expense, but excludes the (credit) provision for credit losses, realized gains or losses on securities, the income tax provision, merger-related expenses and other nonrecurring items included in earnings. See Table 13 for additional information and Non-GAAP reconciliation.
●	C&N recorded a credit for credit losses (reduction in expense) of $3,171,000 in the third quarter 2026 and $1,846,000 in the second quarter 2026. The credit for credit losses in the third quarter 2026 included the impact on the allowance for credit losses (“ACL”) of changes in qualitative factors and a reduction in loans receivable. The credit for credit losses in the second quarter 2026 included the impact on the allowance for credit losses (“ACL”) of changes in qualitative factors, net recoveries of $403,000 and a reduction in loans receivable. For the nine months ended September 30, 2026, the provision for credit losses was $8,585,000, up from $4,753,000 for the first nine months of 2025. The provision for the nine months ended September 30, 2026 included the impact on the ACL of an elevated level of net charge-offs, primarily related to one non-owner occupied, commercial real estate loan offset by net reductions in the ACL related to changes in qualitative factors and a reduction in loans receivable.
●	Net interest income for the third quarter 2026 increased $587,000 over the total for the second quarter 2026 and $7,942,000 over the total for third quarter 2025. For the first nine months of 2026, net interest income was $24,897,000 higher than in the corresponding period of 2025. The net interest margin increased 0.06% to 4.13% for the third quarter 2026 from 4.07% for the second quarter 2026 and increased 0.51% from 3.62% for the third quarter 2025. The net interest margin increased 0.55% to 4.06% for the first nine months of 2026 from 3.51% for the corresponding period of 2025. Accretion of purchase accounting valuation adjustments related to the Susquehanna merger had a net positive impact on net interest income of $1,630,000 in the nine months ended September 30, 2026.
●	Total loans receivable was $17,452,000 lower at September 30, 2026 compared to June 30, 2026, mainly due to higher pay-downs and pay-offs of several larger commercial-purpose loans in the third quarter 2026. Average loans receivable decreased $43,494,000, or 7.3% (annualized), for the third quarter 2026 as compared to the total for the second quarter 2026. Average loans receivable increased $452,728,000, or 23.7%, for the nine months ended September 30, 2026 as compared to the first nine months of 2025, including the impact of loans recorded pursuant to the Susquehanna acquisition,
●	At September 30, 2026, C&N’s highly liquid sources of available funds totaled $1.384 billion, or 170.3% of uninsured deposits and 219.0% of uninsured and uncollateralized deposits.

Balance Sheet

◾	Total assets were $3,150,204,000 at September 30, 2026 down from $3,151,984,000 at June 30, 2026 and up from $2,664,033,000 at September 30, 2025.
◾	Cash and due from banks totaled $99,992,000 at September 30, 2026, up from $82,537,000 at June 30, 2026 and down from $123,090,000 at September 30, 2025.
◾	The fair value of available-for-sale debt securities totaled $490,474,000 at September 30, 2026, down from $496,829,000 at June 30, 2026 and up from $415,313,000 at September 30, 2025. The increase in available-for-sale debt securities from September 30, 2025 included the impact of purchases of available-for-sale debt securities from funding provided by proceeds from the sale of most of the securities acquired from Susquehanna.
◾	Gross loans receivable totaled $2,331,395,000 at September 30, 2026, down $17,452,000 from total loans at June 30, 2026 and up $386,288,000 from total loans at September 30, 2025. On October 1, 2025, $393,587,000 of loans receivable were recorded pursuant to the acquisition of Susquehanna. The reduction in loans receivable at September 30, 2026 as compared to June 30, 2026 included a reduction in total non-owner occupied commercial real estate loans of $16,288,000 and a reduction in commercial construction and land loans of $13,917,000, resulting mainly from payoffs and paydowns received on several larger loans.
◾	Deposits totaled $2,608,512,000 at September 30, 2026, up $4,777,000 from June 30, 2026 and $442,777,000 from September 30, 2025. Deposits of $501,488,000 were assumed from Susquehanna, effective October 1, 2025. Average total deposits increased $8,289,000, or 1.3% (annualized) during the third quarter 2026 from the second quarter 2026 and were $481,963,000 or 23.0% higher for the nine months ended September 30, 2026 as compared to the first nine months of 2025.
◾	The outstanding balance of borrowed funds, including Federal Home Loan Bank advances, repurchase agreements, senior notes and subordinated debt, totaled $163,458,000 at September 30, 2026, down $6,577,000 from June 30, 2026 and $10,796,000 from September 30, 2025. On June 1, 2026, senior notes totaling $15,000,000 matured and were redeemed. Also on June 1, 2026, the interest rate on subordinated notes totaling $25,000,000 adjusted from a fixed rate of 3.25% to a variable rate that will reset quarterly based on the Term Secured Overnight Financing Rate plus 259 basis points. At September 30, 2026, the interest rate on the outstanding subordinated notes was 6.42%. C&N is entitled to redeem the subordinated notes, in whole or in part, at any time, subject to regulatory approval to the extent required.
◾	Total stockholders’ equity was $343,320,000 at September 30, 2026, down from $346,139,000 at June 30, 2026 and up from $293,959,000 at September 30, 2025.

◾	Within stockholders’ equity, the portion of accumulated other comprehensive loss related to available-for-sale debt securities was $39,072,000 at September 30, 2026, $24,284,000 at June 30, 2026 and $26,352,000 at September 30, 2025. The volatility in the fair value of the portfolio has resulted from changes in interest rates including significant increases in interest rates as of September 30, 2026 as compared to June 30, 2026. Management reviewed the available-for-sale debt securities as of September 30, 2026 and concluded, as of such date, that there were no credit-related declines in fair value and no allowance for credit losses was recorded as of September 30, 2026. Accumulated other comprehensive losses are excluded from C&N’s regulatory capital ratios.

Asset Quality

◾	Total nonperforming assets as a percentage of total assets was 1.16% at September 30, 2026, down from 1.28% at June 30, 2026 and up from 1.06% at December 31, 2025 and 1.02% at September 30, 2025. Total nonperforming assets were $36,523,000 at September 30, 2026, down from $40,275,000 at June 30, 2026 and up from $33,113,000 at December 31, 2025 and $27,189,000 at September 30, 2025. The decrease in nonperforming assets in the third quarter 2026 included the impact of moving a non-owner occupied commercial real estate loan with an amortized cost basis of $3,276,000 at September 30, 2026 and June 30, 2026 from nonaccrual to accrual status. Included in nonaccrual loans were loans purchased with credit deterioration (“PCD loans”) that were acquired as part of the Susquehanna merger on October 1, 2025 with a total amortized cost basis of $7,879,000 at September 30, 2026, $8,371,000 at June 30, 2026 and $6,762,000 at December 31, 2025.
◾	In the third quarter 2026, C&N recorded net charge-offs totaling $403,000 or 0.07% (annualized) of average loans receivable compared to net recoveries totaling $403,000 or 0.07% (annualized) of average loans receivable in the second quarter 2026 and net charge-offs of $94,000 or 0.02% (annualized) of average loans receivable in the third quarter 2025. During the second quarter of 2026, C&N recorded a $675,000 recovery on a loan classified as nonaccrual that was paid off by the borrower through third-party financing.
◾	For the nine months ended September 30, 2026, net charge-offs totaled $10,808,000, or 0.61% (annualized) of average loans receivable as compared to net charge-offs of $733,000, or 0.05% (annualized) of average loans receivable for the first nine months of 2025. The significant increase in charge-offs in the nine months ended September 30, 2026 was due to a non-owner occupied, commercial real estate loan originated in 2022 in the amount of $24 million of which $7,200,000 was participated with another financial institution. The loss of a large tenant as well as cash flow requirements of the borrower’s other properties (which C&N has not financed) caused the loan to be downgraded to substandard and placed in nonaccrual status at September 30, June 30 and March 31, 2026. C&N obtained an updated appraisal in April 2026 which was significantly lower than the original appraisal when the loan was originated, resulting in a charge-off of $10,056,000 which was recorded in the first quarter 2026. In the third quarter 2026, C&N recorded an additional charge-off of $352,000 related to this loan. The additional charge-off resulted from advances made to cover borrower expenses in order to protect C&N’s interest in the collateral. At September 30, 2026, the amortized cost basis of the loan, net of the partial charge-offs, was $5,836,000.
◾	The ACL was 1.24% of gross loans receivable at September 30, 2026, down from 1.39% of gross loans receivable at June 30, 2026 and 1.32% at December 31, 2025 and up from 1.21% at September 30, 2025. The reduction in the ACL as a percentage of loans receivable at September 30, 2026 as compared to June 30, 2026 reflected the impact of a reduction in qualitative factors based on external data used to assess trends in regional economic conditions and commercial real estate values.

Capital

◾	On September 25, 2023, C&N announced a treasury stock repurchase program with no expiration that can be suspended or terminated by the Board of Directors, in its sole discretion. Under this program, C&N is authorized to repurchase up to 750,000 shares of its common stock. There were no shares repurchased during the first nine months of 2026. At September 30, 2026, there were 723,465 shares available to be repurchased under the program.
◾	Tangible common book value per share, a non-GAAP financial measure, decreased to $15.20 per share at September 30, 2026 from $15.33 per share at June 30, 2026 and $15.46 at September 30, 2025. C&N’s tangible common equity ratio, a non-GAAP financial measure, was 8.86% at September 30, 2026 compared to 8.93% at June 30, 2026 and 9.20% at September 30, 2025. The reductions in tangible common book value per share and the tangible common equity ratio at September 30, 2026 resulted from the increase in accumulated other comprehensive loss related to available-for-sale debt securities, as described in the Balance Sheet section of this press release. See Tables 15 and 16 for more information, including reconciliations.
◾	C&N and the Bank are subject to various regulatory capital requirements. At September 30, 2026, C&N and C&N Bank maintained regulatory capital ratios that exceeded all capital adequacy requirements and were classified as well-capitalized.

Liquidity

◾	C&N maintained highly liquid sources of available funds totaling $1.384 billion at September 30, 2026, including unused borrowing capacity with the Federal Home Loan Bank of Pittsburgh of $985.9 million, unused availability on the Federal Reserve Bank of Philadelphia’s discount window of $23.5 million, available federal funds lines with other banks of $75 million and unencumbered available-for-sale debt securities with a fair value of $299.9 million. At September 30, 2026, available funding from these sources totaled 170.3% of uninsured deposits and 219.0% of uninsured and uncollateralized deposits.
◾	At September 30, 2026, C&N’s estimated uninsured deposits totaled $812.8 million, or 31.1% of the Bank’s total deposits, as compared to $820.2 million, or 31.4% of the Bank’s total deposits at June 30, 2026 and $696.5 million, or 31.9% of the Bank’s total deposits at September 30, 2025. Included in uninsured deposits are deposits collateralized by securities (almost exclusively municipal deposits) totaling $180.7 million, or 6.9% of the Bank’s total deposits, at September 30, 2026 as compared to $167.8 million, or 6.4% of the Bank’s total deposits, at June 30, 2026 and $178.5 million, or 8.2% of the Bank’s total deposits at September 30, 2025.

Income Statement- Third Quarter 2026 as Compared to Second Quarter 2026

Net Interest Income

◾	Net interest income of $30,205,000 in the third quarter 2026 increased $587,000 from the second quarter 2026 result. The net interest margin was 4.13% in the third quarter 2026, up 0.06% from 4.07% in the second quarter 2026. The net interest spread increased 0.04%, as the average yield on earning assets increased 0.06% and the average rate on interest-bearing liabilities increased 0.02%. Average total earning assets decreased $14,722,000 from the prior quarter, as average total loans receivable decreased $43,494,000 while average interest-bearing due from banks increased $23,716,000. Average total deposits increased $8,289,000 in the third quarter 2026 as compared to the total for the prior quarter.

◾	Accretion of purchase accounting valuation adjustments related to the Susquehanna merger had a net positive impact on net interest income of $552,000 in the third quarter 2026 and $416,000 in the second quarter 2026.

(Credit) Provision for Credit Losses

◾	C&N recorded a credit for credit losses (reduction in expense) of $3,171,000 in the third quarter 2026 and $1,846,000 in the second quarter 2026. The credit for credit losses in the third quarter 2026 included the impact of a reduction in the ACL resulting from changes in qualitative factors based on external data used to assess trends in regional economic conditions and commercial real estate values and a reduction in loans receivable. The credit for credit losses in the second quarter 2026 included the impact of a reduction in the ACL resulting from changes in qualitative factors, net recoveries of $403,000 and a reduction in loans receivable.

Noninterest Income

◾	Noninterest income of $9,352,000 in the third quarter 2026 decreased $448,000 from the total for the second quarter 2026. Significant variances included the following:
➢	Other noninterest income of $1,793,000 decreased $512,000 from the second quarter 2026 as there was income of $840,000 recognized in the second quarter 2026 from tax credits related to donations with no corresponding income in the third quarter 2026. Included in the third quarter of 2026 was an annual incentive payment related to volume of checks sold of $226,000 with no corresponding income in the second quarter of 2026.
➢	Net gains from sales of loans of $728,000 increased $120,000 reflecting an increase in the volume of residential mortgage loans sold.

Noninterest Expense

◾	Noninterest expense of $22,326,000 in the third quarter of 2026 decreased $1,513,000 from the second quarter 2026 total. Significant variances included the following:

➢	Other noninterest expense of $3,662,000 decreased $1,137,000 from the second quarter 2026. Within this category, donations decreased $948,000 as donations totaling $933,000 made under the Pennsylvania Educational Improvement Tax Credit program were included in the second quarter which generated income from tax credits of $840,000 with no comparable amounts in the third quarter 2026 as discussed above.
➢	Salaries and employee benefits expense of $12,817,000 decreased $380,000 from the second quarter 2026 including a decrease of $273,000 in cash and stock-based compensation, a decrease of $103,000 or 1.1% in base salaries expense and a decrease in contributions to the Savings and Retirement and Employee Stock Ownership Plans of $105,000, while health insurance expense increased $137,000.

Income Tax Provision

◾	The income tax provision of $4,117,000, or 20.2% of pre-tax income for the third quarter 2026 increased $749,000 from $3,368,000, or 19.3% of pre-tax income for the second quarter 2026 reflecting an increase in pre-tax income for the quarter.

Other Information:

◾	Assets under management and advisement by C&N’s Wealth Management Group totaled $2,335,128,000 at September 30, 2026, up from $2,329,362,000 at June 30, 2026, and up 13.9% from $2,050,023,000 at September 30, 2025. Fluctuations in values of assets under administration and advisement reflect the impact of market volatility.
◾	The outstanding balance of residential mortgage loans originated and serviced by C&N that have been sold to third parties was $460,639,000 at September 30, 2026, up $5,997,000 from June 30, 2026 and up $125,309,000 from the total at September 30, 2025, reflecting the impact of servicing obligations assumed on such loans that had been sold by Susquehanna prior to the merger.

Citizens & Northern Corporation is the bank holding company for Citizens & Northern Bank, headquartered in Wellsboro, Pennsylvania, which operates 34 banking offices located in Bradford, Bucks, Cameron, Chester, Lancaster, Lycoming, McKean, Northumberland, Potter, Snyder, Sullivan, Tioga, Union and York Counties in Pennsylvania and Steuben County in New York, as well as a wealth management office in Doylestown, Pennsylvania and a loan production office in Elmira, New York. Citizens & Northern Corporation trades on NASDAQ under the symbol “CZNC.” For more information about Citizens & Northern Bank and Citizens & Northern Corporation, visit www.cnbankpa.com.

Safe Harbor Statement: Except for historical information contained herein, the matters discussed in this release are forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends" and similar expressions that are intended to identify forward-looking statements.  Investors are cautioned that all forward-looking statements involve risks and uncertainty and are not guarantees of future performance.  Actual results may differ materially from those expressed in forward-looking statements. Factors that may affect future financial results include, without limitation, the following: changes in monetary and fiscal policies of the Federal Reserve Board and the U.S. Government, particularly related to changes in interest rates; changes in general economic conditions; military conflicts including the conflict in the Middle East and the possible expansion of such conflict and the potential geopolitical and economic consequences; the potential for adverse developments in the banking industry that could have a negative impact on customer confidence, sources of liquidity and capital funding, and regulatory responses to such developments; C&N’s credit standards and its on-going credit assessment processes might not protect it from significant credit losses; difficulties in integrating the former Susquehanna (acquired October 1, 2025); legislative or regulatory changes; downturn in demand for loan, deposit and other financial services in C&N’s market area; increased competition from other banks and non-bank providers of financial services; technological changes and increased technology-related costs; information security breaches or other technology difficulties or failures; changes in accounting principles, or the application of generally accepted accounting principles; fraud and cyber malfunction risks as usage of artificial intelligence continues to expand; the integration of Susquehanna’s business and operations with those of C&N may divert the attention of the management teams of C&N and Susquehanna and cause a loss in the momentum of their ongoing businesses or have unanticipated adverse results on C&N’s or Susquehanna’s existing businesses, may take longer than anticipated and may be more costly than anticipated; success of C&N in Susquehanna’s geographic market area will require C&N to attract and retain key personnel in the market and to differentiate C&N from its competitors in the market; and Risk Factors identified in C&N’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Citizens & Northern disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Supplemental, Unaudited Financial Information

TABLE 1 - Consolidated Income Statement Data

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025
INTEREST INCOME
Interest and fees on loans:
Taxable	$36,921	$36,583	$29,085	$109,145	$84,639
Tax-exempt	633	629	590	1,881	1,784
Income from available-for-sale debt securities:
Taxable	3,651	3,507	2,390	10,676	7,021
Tax-exempt	556	562	568	1,680	1,720
Other interest and dividend income	515	285	1,017	1,048	2,649
Total interest and dividend income	42,276	41,566	33,650	124,430	97,813
INTEREST EXPENSE
Interest on deposits	10,165	9,820	9,456	30,043	28,332
Interest on short-term borrowings	123	337	0	736	1
Interest on long-term borrowings - FHLB advances	1,381	1,423	1,577	4,250	5,040
Interest on senior notes, net	0	81	121	202	362
Interest on subordinated debt, net	402	287	233	922	698
Total interest expense	12,071	11,948	11,387	36,153	34,433
Net interest income	30,205	29,618	22,263	88,277	63,380
(Credit) provision for credit losses	(3,171)	(1,846)	2,163	8,585	4,753
Net interest income after (credit) provision for credit losses	33,376	31,464	20,100	79,692	58,627
NONINTEREST INCOME
Trust revenue	2,188	2,242	2,056	6,515	6,125
Brokerage and insurance revenue	755	816	490	2,159	1,542
Service charges on deposit accounts	1,785	1,761	1,471	5,196	4,333
Interchange revenue from debit card transactions	1,348	1,347	1,137	3,962	3,391
Net gains from sale of loans	728	608	408	1,706	925
Loan servicing fees, net	216	193	107	517	418
Increase in cash surrender value of life insurance	537	527	477	1,579	1,400
Other noninterest income	1,793	2,305	1,158	5,684	4,320
Realized gains on available-for-sale debt securities, net	2	1	0	29	0
Total noninterest income	9,352	9,800	7,304	27,347	22,454
NONINTEREST EXPENSE
Salaries and employee benefits	12,817	13,197	11,293	39,215	34,119
Net occupancy and equipment expense	1,710	1,728	1,336	5,329	4,198
Data processing and telecommunication expense	2,333	2,249	1,939	7,031	5,991
Automated teller machine and interchange expense	638	535	529	1,756	1,319
Pennsylvania shares tax	586	587	469	1,758	1,435
Professional fees	580	744	445	1,963	1,468
Merger-related expenses	0	0	882	0	1,049
Other noninterest expense	3,662	4,799	2,496	11,825	8,251
Total noninterest expense	22,326	23,839	19,389	68,877	57,830
Income before income tax provision	20,402	17,425	8,015	38,162	23,251
Income tax provision	4,117	3,368	1,464	7,547	4,290
NET INCOME	$16,285	$14,057	$6,551	$30,615	$18,961
EARNINGS PER COMMON SHARE - BASIC and DILUTED	$0.92	$0.79	$0.42	$1.72	$1.22

TABLE 2 - CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	September 30,	June 30,	December 31,	September 30,
	2026	2026	2025	2025
ASSETS
Cash and due from banks:
Noninterest-bearing	$24,606	$25,947	$22,289	$27,430
Interest-bearing	75,386	56,590	23,767	95,660
Total cash and due from banks	99,992	82,537	46,056	123,090
Available-for-sale securities, at fair value	490,474	496,829	506,575	415,313

Loans receivable	2,331,395	2,348,847	2,354,365	1,945,107
Allowance for credit losses	(28,952)	(32,583)	(31,048)	(23,474)
Loans, net	2,302,443	2,316,264	2,323,317	1,921,633

Bank-owned life insurance	62,673	62,136	61,094	52,614
Accrued interest receivable	11,629	10,941	11,594	9,656
Bank premises and equipment, net	27,113	26,712	27,755	21,055
Foreclosed assets held for sale	336	181	189	402
Deferred tax asset, net	22,186	18,617	17,615	16,759
Goodwill	63,311	63,311	63,311	52,505
Core deposit intangibles, net	9,129	9,944	11,573	1,762
Other assets	60,918	64,512	63,390	49,244
TOTAL ASSETS	$3,150,204	$3,151,984	$3,132,469	$2,664,033

LIABILITIES
Deposits:
Noninterest-bearing	$537,857	$557,892	$531,442	$508,475
Interest-bearing	2,070,655	2,045,843	2,033,274	1,657,260
Total deposits	2,608,512	2,603,735	2,564,716	2,165,735
Short-term borrowings	4,796	14,643	28,618	1,489
Long-term borrowings - FHLB advances	133,662	130,392	120,935	132,894
Senior notes, net	0	0	14,970	14,952
Subordinated debt, net	25,000	25,000	24,949	24,919
Accrued interest and other liabilities	34,914	32,075	36,567	30,085
TOTAL LIABILITIES	2,806,884	2,805,845	2,790,755	2,370,074

STOCKHOLDERS' EQUITY
Common stock	18,303	18,303	18,303	16,030
Paid-in capital	184,862	184,340	185,696	143,352
Retained earnings	186,791	175,519	171,214	171,733
Treasury stock, at cost	(7,873)	(8,062)	(10,704)	(11,130)
Accumulated other comprehensive loss	(38,763)	(23,961)	(22,795)	(26,026)
TOTAL STOCKHOLDERS' EQUITY	343,320	346,139	341,714	293,959
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,150,204	$3,151,984	$3,132,469	$2,664,033

TABLE 3 - CONDENSED, CONSOLIDATED KEY FINANCIAL RATIOS AND DATA HIGHLIGHTS

(Dollars In Thousands, Except Share and Per Share Data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025
PERFORMANCE MEASURES:
Net Income per Common Share - Basic and Diluted	$0.92	$0.79	$0.42	$1.72	$1.22
Net Income - Basic and Diluted-Adjusted for Merger Related Expenses (a)	$0.92	$0.79	$0.47	$1.72	$1.28
Weighted average basic and diluted shares	17,793,424	17,771,901	15,398,262	17,766,178	15,371,733
Dividends Per Share	$0.28	$0.28	$0.28	$0.84	$0.84
Pre-tax, pre-provision net revenue ("PPNR") (a)	$17,464	$15,815	$11,278	$47,421	$29,702
Return on Average Assets (Annualized)	2.08%	1.78%	1.00%	1.30%	0.97%
Return on Average Equity (Annualized)	18.77%	16.57%	9.10%	11.86%	8.94%
Return on Average Assets (Annualized)- Adjusted for merger-related expenses (a)	2.08%	1.78%	1.10%	1.30%	1.02%
Return on Average Equity (Annualized)- Adjusted for merger-related expenses (a)	18.77%	16.57%	10.07%	11.86%	9.34%
PPNR (Annualized) as a % of Average Assets (a)	2.23%	2.00%	1.72%	2.01%	1.52%
PPNR (Annualized) as a % of Average Equity (a)	20.13%	18.65%	15.67%	18.37%	14.00%
Return on Average Tangible Common Equity (a)	23.59%	20.99%	11.20%	14.97%	11.04%
Return on Average Tangible Common Equity- Adjusted for merger-related expenses (a)	23.59%	20.99%	12.39%	14.97%	11.54%
Efficiency ratio (a)	56.11%	60.12%	62.14%	59.22%	65.66%

	AS OF:
	September 30,	June 30,	December 31,	September 30,
	2026	2026	2025	2025
BALANCE SHEET HIGHLIGHTS
Total Assets	$3,150,204	$3,151,984	$3,132,469	$2,664,033
Available-for-Sale Securities	$490,474	$496,829	$506,575	$415,313
Loans, Net	$2,302,443	$2,316,264	$2,323,317	$1,921,633
Allowance for Credit Losses:
Allowance for Credit Losses on Loans	$28,952	$32,583	$31,048	$23,474
Allowance for Credit Losses on Off-Balance Sheet Exposures	$902	$845	$1,029	$1,036
Deposits	$2,608,512	$2,603,735	$2,564,716	$2,165,735
Total Stockholders' Equity	$343,320	$346,139	$341,714	$293,959
Common shares outstanding, end of period	17,950,560	17,942,105	17,823,444	15,531,700
Common book value	$19.13	$19.29	$19.17	$18.93
Tangible Common Book Value (a)	$15.20	$15.33	$15.11	$15.46

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$460,639	$454,642	$450,120	$335,330

WEALTH MANAGEMENT INFORMATION
Trust Assets Under Administration	$1,547,227	$1,554,305	$1,468,691	$1,436,257
Brokerage Assets Under Advisement	$787,901	$775,057	$619,200	$613,766
Total Assets Under Administration and Advisement	$2,335,128	$2,329,362	$2,087,891	$2,050,023

(a) See “NON-GAAP Reconciliations.”

TABLE 3 - CONDENSED, CONSOLIDATED KEY FINANCIAL RATIOS AND DATA HIGHLIGHTS (Continued)

	AS OF:
	September 30,	June 30,	December 31,	September 30,
	2026	2026	2025	2025
SAFETY AND SOUNDNESS
Total Risk Based Capital Ratio (b)	15.01%	14.52%	14.45%	16.01%
Tier 1 Risk Based Capital Ratio (b)	13.02%	12.44%	12.18%	13.50%
Common Equity Tier 1 Risk Based Capital Ratio (b)	13.02%	12.44%	12.18%	13.50%
Leverage Ratio (b)	10.07%	9.62%	9.32%	10.21%
Tangible Common Equity / Tangible Assets (a)	8.86%	8.93%	8.80%	9.20%

ASSET QUALITY RATIOS:
Non-performing loans as a % of total loans	1.55%	1.71%	1.40%	1.38%
Non-performing assets as a % of assets	1.16%	1.28%	1.06%	1.02%
Allowance for credit losses as a % of total loans	1.24%	1.39%	1.32%	1.21%
Net (charge-offs) recoveries as a % of average gross loans (annualized):
Three Months Ended	(0.07)%	0.07%	(0.15)%	(0.02)%
Year-to-Date	(0.61)%	(0.88)%	(0.08)%	(0.05)%

(a) See NON-GAAP to GAAP Reconciliations.

(b) Consolidated capital ratios for the most recent period are estimated.

TABLE 4 - ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars In Thousands)

	3 Months		(3)	3 Months		(3)	3 Months		(3)
	Ended		Rate of	Ended		Rate of	Ended		Rate of
	9/30/2026		Return/	6/30/2026		Return/	9/30/2025		Return/
	Average	Income/	Cost of	Average	Income/	Cost of	Average	Income/	Cost of
	Balance	Expense	Funds%	Balance	Expense	Funds%	Balance	Expense	Funds%
EARNING ASSETS
Interest-bearing due from banks	$50,322	$468	3.69%	$26,606	$232	3.50%	$88,657	$982	4.39%
Available-for-sale debt securities, at amortized cost:
Taxable	429,859	3,651	3.37%	424,311	3,507	3.32%	337,101	2,390	2.81%
Tax-exempt (1)	101,954	640	2.49%	103,807	649	2.51%	107,978	649	2.38%
Total available-for-sale debt securities	531,813	4,291	3.20%	528,118	4,156	3.16%	445,079	3,039	2.71%
Loans receivable:
Taxable	2,252,124	36,921	6.50%	2,293,653	36,583	6.40%	1,841,875	29,085	6.26%
Tax-exempt (1)	86,572	784	3.59%	88,537	779	3.53%	84,356	727	3.42%
Total loans receivable (2)	2,338,696	37,705	6.40%	2,382,190	37,362	6.29%	1,926,231	29,812	6.14%
Other earning assets	5,491	47	3.40%	4,130	53	5.15%	2,809	35	4.94%
Total Earning Assets	2,926,322	42,511	5.76%	2,941,044	41,803	5.70%	2,462,776	33,868	5.46%
Bank-owned life insurance	62,323			61,796			52,321
Intangible assets	72,895			73,711			54,320
Other assets	74,344			78,605			55,730
Total Assets	$3,135,884			$3,155,156			$2,625,147

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$713,363	2,773	1.54%	$697,007	$2,513	1.45%	$545,004	$2,770	2.02%
Money market	415,241	2,029	1.94%	399,142	1,914	1.92%	376,761	2,034	2.14%
Savings	332,311	678	0.81%	347,745	739	0.85%	194,592	50	0.10%
Time deposits	574,623	4,685	3.23%	579,748	4,654	3.22%	499,049	4,602	3.66%
Total interest-bearing deposits	2,035,538	10,165	1.98%	2,023,642	9,820	1.95%	1,615,406	9,456	2.32%
Borrowed funds:
Short-term	13,486	123	3.62%	34,880	337	3.88%	658	0	0.00%
Long-term - FHLB advances	128,187	1,381	4.27%	133,004	1,423	4.29%	138,749	1,577	4.51%
Senior notes, net	0	0	0.00%	10,050	81	3.23%	14,944	121	3.21%
Subordinated debt, net	25,000	402	6.38%	24,993	287	4.61%	24,905	233	3.71%
Total borrowed funds	166,673	1,906	4.54%	202,927	2,128	4.21%	179,256	1,931	4.27%
Total Interest-bearing Liabilities	2,202,211	12,071	2.17%	2,226,569	11,948	2.15%	1,794,662	11,387	2.52%
Demand deposits (non-interest bearing)	550,221			553,828			510,802
Other liabilities	36,475			35,510			31,823
Total Liabilities	2,788,907			2,815,907			2,337,287
Stockholders' equity, excluding accumulated other comprehensive loss	374,067			363,636			318,175
Accumulated other comprehensive loss	(27,090)			(24,387)			(30,315)
Total Stockholders' Equity	346,977			339,249			287,860
Total Liabilities and Stockholders' Equity	$3,135,884			$3,155,156			$2,625,147
Interest Rate Spread			3.59%			3.55%			2.94%
Net Interest Income		$30,440			$29,855			$22,481
Net Interest Income/Earning Assets (Net Interest Margin)			4.13%			4.07%			3.62%
Total Deposits (Interest-bearing and Demand)	$2,585,759			$2,577,470			$2,126,208
Brokered Deposits	$0	0	0.00%	$132	1	3.04%	$4,936	52	4.18%
(1)	Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%. See Non-GAAP reconciliation below.
(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

TABLE 5 - ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars In Thousands)

	9 Months		(3)	9 Months		(3)
	Ended		Rate of	Ended		Rate of
	9/30/2026		Return/	9/30/2025		Return/
	Average	Income/	Cost of	Average	Income/	Cost of
	Balance	Expense	Funds%	Balance	Expense	Funds%
EARNING ASSETS
Interest-bearing due from banks	$34,239	$918	3.58%	$78,883	$2,558	4.34%
Available-for-sale debt securities, at amortized cost:
Taxable	427,242	10,676	3.34%	338,390	7,021	2.77%
Tax-exempt (1)	103,481	1,936	3.50%	109,642	1,955	2.38%
Total available-for-sale debt securities	530,723	12,612	3.18%	448,032	8,976	2.68%
Loans receivable:
Taxable	2,272,227	109,145	6.42%	1,821,817	84,639	6.21%
Tax-exempt (1)	89,627	2,328	3.47%	87,309	2,198	3.37%
Total loans receivable (2)	2,361,854	111,473	6.31%	1,909,126	86,837	6.08%
Other earning assets	4,181	130	4.16%	2,477	91	4.91%
Total Earning Assets	2,930,997	125,133	5.71%	2,438,518	98,462	5.40%
Bank-owned life insurance	61,802			51,853
Intangible assets	73,706			54,424
Other assets	79,365			52,873
Total Assets	$3,145,870			$2,597,668

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$693,606	$7,614	1.47%	$542,281	$8,205	2.02%
Money market	400,098	5,793	1.94%	365,460	5,963	2.18%
Savings	347,263	2,265	0.87%	196,367	148	0.10%
Time deposits	585,503	14,371	3.28%	493,190	14,016	3.80%
Total interest-bearing deposits	2,026,470	30,043	1.98%	1,597,298	28,332	2.37%
Borrowed funds:
Short-term	25,469	736	3.87%	1,010	1	0.13%
Long-term - FHLB advances	131,720	4,250	4.31%	150,195	5,040	4.49%
Senior notes, net	8,288	202	3.26%	14,926	362	3.24%
Subordinated debt, net	24,986	922	4.93%	24,875	698	3.75%
Total borrowed funds	190,463	6,110	4.29%	191,006	6,101	4.27%
Total Interest-bearing Liabilities	2,216,933	36,153	2.18%	1,788,304	34,433	2.57%
Demand deposits (non-interest bearing)	548,108			495,317
Other liabilities	36,705			31,119
Total Liabilities	2,801,746			2,314,740
Stockholders' equity, excluding accumulated other comprehensive loss	368,210			315,395
Accumulated other comprehensive loss	(24,086)			(32,467)
Total Stockholders' Equity	344,124			282,928
Total Liabilities and Stockholders' Equity	$3,145,870			$2,597,668
Interest Rate Spread			3.53%			2.83%
Net Interest Income		$88,980			$64,029
Net Interest Income/Earning Assets (Net Interest Margin)			4.06%			3.51%
Total Deposits (Interest-bearing and Demand)	$2,574,578			$2,092,615
Brokered Deposits	$785	22	3.75%	$13,287	460	4.63%
(1)	Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%. See Non-GAAP reconciliation below.
(2)Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

TABLE 6 - SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(Dollars In Thousands)

	September 30,	June 30,	December 31,	September 30,	September 30, 2026 vs
	2026	2026	2025	2025	June 30, 2026
Commercial real estate - non-owner occupied:
Non-owner occupied	$542,651	$550,607	$569,974	$497,295	$(7,956)	(1.4)%
Multi-family (5 or more) residential	170,637	170,179	160,284	108,376	458	0.3%
1-4 Family - commercial purpose	194,303	203,093	197,480	159,695	(8,790)	(4.3)%
Total commercial real estate - non-owner occupied	907,591	923,879	927,738	765,366	(16,288)	(1.8)%
Commercial real estate - owner occupied	330,255	325,002	311,792	260,365	5,253	1.6%
All other commercial loans:
Commercial and industrial	123,289	127,268	128,679	112,667	(3,979)	(3.1)%
Commercial lines of credit	156,768	149,546	139,727	133,726	7,222	4.8%
Political subdivisions	88,244	86,701	96,349	82,728	1,543	1.8%
Commercial construction and land	97,545	111,462	123,887	100,015	(13,917)	(12.5)%
Other commercial loans	67,553	69,098	71,895	20,039	(1,545)	(2.2)%
Total all other commercial loans	533,399	544,075	560,537	449,175	(10,676)	(2.0)%
Residential mortgage loans:
1-4 Family - residential	404,186	405,339	411,827	369,452	(1,153)	(0.3)%
1-4 Family residential construction	38,702	37,737	32,123	27,358	965	2.6%
Total residential mortgage	442,888	443,076	443,950	396,810	(188)	(0.0)%
Consumer loans:
Consumer lines of credit (including HELCs)	102,584	98,962	94,060	58,888	3,622	3.7%
All other consumer	14,678	13,853	16,288	14,503	825	6.0%
Total consumer	117,262	112,815	110,348	73,391	4,447	3.9%
Total	2,331,395	2,348,847	2,354,365	1,945,107	(17,452)	(0.7)%
Less: allowance for credit losses on loans	(28,952)	(32,583)	(31,048)	(23,474)	3,631	(11.1)%
Loans, net	$2,302,443	$2,316,264	$2,323,317	$1,921,633	$(13,821)	(0.6)%

TABLE 7 - NON-OWNER OCCUPIED COMMERCIAL REAL ESTATE

(Dollars In Thousands)

Loan Type	September 30,	% of	June 30,	December 31,	September 30,
	2026	Total Loans	2026	2025	2025
Office	$107,245	4.6%	$107,923	$125,175	$117,046
Retail	104,817	4.5%	112,665	104,513	88,328
Industrial	93,665	4.0%	96,526	99,476	89,953
Hotels	75,576	3.2%	76,171	82,692	72,776
Mixed Use	65,438	2.8%	58,871	64,390	62,872
Self Storage Facilities	52,555	2.3%	59,772	55,434	34,620
Other	43,355	1.9%	38,679	38,294	31,700
Total Non-owner Occupied CRE Loans	$542,651	23.3%	$550,607	$569,974	$497,295
Total Gross Loans	$2,331,395		$2,348,847	$2,354,365	$1,945,107

TABLE 8 - PAST DUE LOANS AND NONPERFORMING ASSETS

(Dollars In Thousands)

	September 30,	June 30,	December 31,	September 30,
	2026	2026	2025	2025
Collateral dependent loans with a valuation allowance	$5,283	$5,608	$5,401	$263
Collateral dependent loans without a valuation allowance	29,042	33,255	27,027	21,174
Total collateral dependent loans	$34,325	$38,863	$32,428	$21,437

Total loans past due 30-89 days and still accruing	$9,861	$7,047	$18,309	$2,509

Nonperforming assets:
Total nonaccrual loans	$35,275	$39,748	$32,836	$25,762
Total loans past due 90 days or more and still accruing	912	346	88	1,025
Total nonperforming loans	36,187	40,094	32,924	26,787
Foreclosed assets held for sale (real estate)	336	181	189	402
Total nonperforming assets	$36,523	$40,275	$33,113	$27,189

Total nonperforming loans as a % of total loans	1.55%	1.71%	1.40%	1.38%
Total nonperforming assets as a % of assets	1.16%	1.28%	1.06%	1.02%
Allowance for credit losses as a % of total loans	1.24%	1.39%	1.32%	1.21%

Included in the table above were loans acquired from Susquehanna with credit deterioration (“PCD loans”) totaled as follows:

(Dollars In Thousands)	September 30,	June 30,	December 31,	September 30,
	2026	2026	2025	2025
	PCD Loans	PCD Loans	PCD Loans	PCD Loans
Collateral dependent loans with a valuation allowance	$4,651	$4,975	$5,138	$0
Collateral dependent loans without a valuation allowance	7,270	7,428	5,553	0
Total collateral dependent loans	$11,921	$12,403	$10,691	$0
Total loans past due 30-89 days and still accruing	$2,928	$2,150	$5,810	$0
Nonperforming assets:
Total nonaccrual loans	$7,879	$8,371	$6,762	$0
Total loans past due 90 days or more and still accruing	$458	$0	$0	$0

TABLE 9 - ANALYSIS OF THE ALLOWANCE FOR CREDIT LOSSES ON LOANS

(Dollars In Thousands)

	3 Months	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025
Balance, beginning of period	$32,583	$33,832	$21,699	$31,048	$20,035
Charge-offs	(451)	(300)	(122)	(11,584)	(821)
Recoveries	48	703	28	776	88
Net (charge-offs) recoveries	(403)	403	(94)	(10,808)	(733)
(Credit) Provision for credit losses on loans	(3,228)	(1,652)	1,869	8,712	4,172
Balance, end of period	$28,952	$32,583	$23,474	$28,952	$23,474

Net (charge-offs) recoveries as a % of average gross loans (annualized)	(0.07)%	0.07%	(0.02)%	(0.61)%	(0.05)%

	3 Months	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025
(Credit) provision for credit losses:
Loans receivable	$(3,228)	$(1,652)	$1,869	$8,712	$4,172
Off-balance sheet exposures	57	(194)	294	(127)	581
Total (credit) provision for credit losses	$(3,171)	$(1,846)	$2,163	$8,585	$4,753

TABLE 10 - DEPOSIT COMPOSITION

(Dollars In Thousands)

					September 30, 2026 vs
	September 30,	June 30,	December 31,	September 30,	June 30, 2026
	2026	2026	2025	2025	$	%
Deposits, excluding brokered:
Noninterest-bearing demand deposits	$537,857	$557,892	$531,442	$508,475	$(20,035)	(3.6)%
Interest checking	736,677	721,072	665,317	566,696	15,605	2.2%
Money market	422,230	409,327	389,362	392,394	12,903	3.2%
Savings	320,450	342,229	371,039	191,667	(21,779)	(6.4)%
Time deposits	591,298	573,215	603,706	501,499	18,083	3.2%
Sub-total	$2,608,512	$2,603,735	$2,560,866	$2,160,731	$4,777	0.2%
Brokered deposits	0	0	3,850	5,004	0	0.0%
Total Deposits and Brokered Deposits	$2,608,512	$2,603,735	$2,564,716	$2,165,735	$4,777	0.2%

TABLE 11 - CONTINGENT LIQUIDITY

(Dollars In Thousands)

	September 30,	June 30,	December 31,	September 30,
	2026	2026	2025	2025
Highly Liquid Available Funding:
Available Credit Facilities:
Federal Home Loan Bank of Pittsburgh	$985,860	$971,125	$785,822	$802,213
Federal Reserve Bank Discount Window	23,549	24,882	25,484	25,228
Other correspondent banks	75,000	75,000	75,000	75,000
Unencumbered available-for-sale debt securities	299,890	316,129	319,624	244,348
Total Highly Liquid Available Funding	$1,384,299	$1,387,136	$1,205,930	$1,146,789

Uninsured Deposits Information	September 30,	June 30,	December 31,	September 30,
	2026	2026	2025	2025
Total Deposits - C&N Bank	$2,617,398	$2,610,552	$2,584,952	$2,184,401

Estimated Total Uninsured Deposits	$812,808	$820,235	$811,209	$696,542
Portion of Uninsured Deposits that are
Collateralized	180,727	167,823	172,585	178,525
Uninsured and Uncollateralized Deposits	$632,081	$652,412	$638,624	$518,017

Uninsured and Uncollateralized Deposits as
a % of Total Deposits	24.1%	25.0%	24.7%	23.7%

Available Funding from Credit Facilities	$1,084,409	$1,071,007	$886,306	$902,441
Fair Value of Available-for-sale Debt
Securities in Excess of Pledging Obligations	299,890	316,129	319,624	244,348
Highly Liquid Available Funding	$1,384,299	$1,387,136	$1,205,930	$1,146,789

Highly Liquid Available Funding as a % of
Uninsured Deposits	170.3%	169.1%	148.7%	164.6%

Highly Liquid Available Funding as a % of
Uninsured and Uncollateralized Deposits	219.0%	212.6%	188.8%	221.4%

NON-GAAP RECONCILIATIONS

TABLE 12 – ADJUSTED RATIOS FOR MERGER-RELATED EXPENSES

(Dollars In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
Calculation of Adjusted Net Income:	2026	2026	2025	2026	2025
Net Income (GAAP) (A)	$16,285	$14,057	$6,551	$30,615	$18,961
Add: Merger-related expenses (B)	0	0	882	0	1,049
Less: Tax effect of merger-related expenses (C)	0	0	(185)	0	(199)
Adjusted Net Income (Non-GAAP) (D=A+B-C)	$16,285	$14,057	$7,248	$30,615	$19,811
Adjusted Net Income Attributable to Common Shares (Non-GAAP)	$16,285	$14,057	$7,189	$30,615	$19,651

Number of Shares Used in Computation-Basic and Diluted (Non-GAAP)	17,793,424	17,771,901	15,398,262	17,766,178	15,371,733
Net Income-Basic and Diluted per Common Share (GAAP)	$0.92	$0.79	$0.42	$1.72	$1.22
Adjusted Net Income-Basic and Diluted Per Common Share (Non-GAAP)	$0.92	$0.79	$0.47	$1.72	$1.28

Adjusted Ratios for Merger-Related Expenses:

Average Assets (E)	3,135,884	3,155,156	2,625,147	3,145,870	2,597,668
Return on Average Assets (GAAP) (=A/E) (1)	2.08%	1.78%	1.00%	1.30%	0.97%
Adjusted Return on Average Assets (Non-GAAP) (=D/E) (1)	2.08%	1.78%	1.10%	1.30%	1.02%

Average Equity (F)	346,977	339,249	287,860	344,124	282,928
Return on Average Equity (GAAP) (=A/F) (1)	18.77%	16.57%	9.10%	11.86%	8.94%
Adjusted Return on Average Equity (Non-GAAP) (=D/F) (1)	18.77%	16.57%	10.07%	11.86%	9.34%

(1)Annualized

TABLE 13 - PPNR NON-GAAP RECONCILIATION

(Dollars In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
Calculation of PPNR:	2026	2026	2025	2026	2025
Net Income (GAAP)	$16,285	$14,057	$6,551	$30,615	$18,961
Add: Provision for income taxes	4,117	3,368	1,464	7,547	4,290
Add: (Credit) provision for credit losses	(3,171)	(1,846)	2,163	8,585	4,753
Less: Realized gains on available-for-sale debt securities	(2)	(1)	0	(29)	0
Add: Merger-related expenses	0	0	882	0	1,049
Add: Adjustments to reflect net interest income on a fully taxable-equivalent basis	235	237	218	703	649
PPNR (Non-GAAP)	$17,464	$15,815	$11,278	$47,421	$29,702

Pre-tax, pre-provision net revenue (“PPNR”), a non-GAAP financial measure, includes net interest income on a fully taxable-equivalent basis plus noninterest income minus total noninterest expense but excludes (credit) provision for credit losses, realized gains or losses on securities, the income tax provision and merger-related expenses and other nonrecurring items included in earnings. Management believes disclosure of PPNR provides useful information for evaluating C&N’s financial performance without the impact of realized gains or losses on securities or nonrecurring items or events that may obscure trends in C&N’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results.

NON-GAAP RECONCILIATIONS, Continued

TABLE 14 - EFFICIENCY RATIO- NON-GAAP

(Dollars In Thousands)	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025
EFFICIENCY RATIO - NON-GAAP
Net Interest Income on a Fully Taxable-Equivalent Basis	$30,440	$29,855	$22,481	$88,980	$64,029
Noninterest Income, Excluding Net Realized Gains on Available-for-sale Debt Securities	9,350	9,799	7,304	27,318	22,454
Total (1)	$39,790	$39,654	$29,785	$116,298	$86,483
Noninterest Expense, Excluding Merger-Related Expenses (2)	$22,326	$23,839	$18,507	$68,877	$56,781
Efficiency Ratio = (2)/(1)	56.11%	60.12%	62.14%	59.22%	65.66%

The efficiency ratio, a non-GAAP measure, is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using C&N's marginal federal income tax rate of 21%. A reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis is provided below. In the calculation above, Management excluded merger-related expenses due to the nonrecurring nature of these expenses.

The following table is a reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis.

(Dollars In Thousands)	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025
Net Interest Income Under U.S. GAAP	$30,205	$29,618	$22,263	88,277	$63,380
Add: fully taxable-equivalent interest income adjustment from tax-exempt securities	84	87	81	256	235
Add: fully taxable-equivalent interest income adjustment from tax-exempt loans	151	150	137	447	414
Net Interest Income as adjusted to a fully taxable-equivalent basis	$30,440	$29,855	$22,481	$88,980	$64,029

TABLE 15 - TANGIBLE COMMON EQUITY AND TANGIBLE COMMON BOOK VALUE PER SHARE - NON-GAAP RECONCILIATION

Tangible common book value per share and tangible common equity as a percentage of tangible assets are non-GAAP financial measures. Management believes this non-GAAP information is helpful in evaluating the strength of C&N's capital and in providing an alternative valuation of C&N's net worth.

(Dollars In Thousands)	September 30,	June 30,	December 31,	September 30,
	2026	2026	2025	2025
Total Assets	$3,150,204	$3,151,984	$3,132,469	$2,664,033
Less: Intangible Asset, Goodwill	(63,311)	(63,311)	(63,311)	(52,505)
Less: Intangible Asset, Core Deposit Intangibles, net	(9,129)	(9,944)	(11,573)	(1,762)
Related Tax Effect on Core Deposit Intangibles, net	2,008	2,188	2,546	388
Tangible Assets (3)	$3,079,772	$3,080,917	$3,060,131	$2,610,154
Total Stockholders' Equity	$343,320	$346,139	$341,714	$293,959
Less: Goodwill	(63,311)	(63,311)	(63,311)	(52,505)
Less: Intangible Asset, Core Deposit Intangibles, net	(9,129)	(9,944)	(11,573)	(1,762)
Related Tax Effect on Core Deposit Intangibles, net	2,008	2,188	2,546	388
Tangible Common Equity (4)	$272,888	$275,072	$269,376	$240,080

Common Shares Outstanding, End of Period (5)	17,950,560	17,942,105	17,823,444	15,531,700
Common Book Value per Share (GAAP)	$19.13	$19.29	$19.17	$18.93
Tangible Common Book Value per Share = (4)/(5)	$15.20	$15.33	$15.11	$15.46
Tangible Common Equity (4) / Tangible Assets (3)	8.86%	8.93%	8.80%	9.20%

NON-GAAP RECONCILIATIONS, Continued

TABLE 16 – RETURN ON AVERAGE TANGIBLE COMMON EQUITY - NON-GAAP RECONCILIATION

(Dollars In Thousands)	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025
Average Tangible Common Equity:
Average stockholders' equity (GAAP)	$346,977	$339,249	$287,860	$344,124	$282,928
Less: Goodwill	(63,311)	(63,311)	(52,505)	(63,311)	(52,505)
Less: Intangible Asset, Core Deposit Intangibles, net	(9,584)	(10,400)	(1,815)	(10,395)	(1,919)
Related Tax Effect on Core Deposit Intangibles, net	2,108	2,288	399	2,287	422
Average Tangible Common Equity (Non-GAAP) (1)	$276,190	$267,826	$233,939	$272,705	$228,926

Net Income- (GAAP)	$16,285	$14,057	$6,551	$30,615	$18,961
Annualized Net Income- (GAAP) (2)	$65,140	$56,228	$26,204	$40,820	$25,281
Return on Average Tangible Common Equity = (2)/(1)	23.59%	20.99%	11.20%	14.97%	11.04%

Net Income- (GAAP) (3)	$16,285	$14,057	$6,551	$30,615	$18,961
Add: Merger-related expenses (4)	0	0	882	0	1,049
Less: Tax effect of merger-related expenses (5)	0	0	(185)	0	(199)
Adjusted Net Income (Non-GAAP) (6)=(3)+(4)+(5)	$16,285	$14,057	$7,248	$30,615	$19,811
Annualized Adjusted Net Income- (6)	$65,140	$56,228	$28,992	$40,820	$26,415
Return on Average Tangible Common Equity, Adjusted for Merger-Related Expenses = (6)/(1)	23.59%	20.99%	12.39%	14.97%	11.54%